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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                March 22, 1999

                            FORT BEND HOLDING CORP.
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            (Exact name of Registrant as specified in its Charter)


          Delaware                    0-21328                  76-0391720
(State or other jurisdiction   (Commission File No.)          (IRS Employer
      of incorporation)                                  Identification Number)


     3400 Avenue H, Rosenberg, Texas                       77471-3808
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(Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code: (281) 342-5571
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         (Former name or former address, if changed since last report)






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Item 5.  Other Events

        On March 22, 1999 the Registrant issued a press release announcing that Fort Bend Holding Corp. Stockholders approves merger.

        The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.

Item 7.  Financial Statements and Exhibits

        (c)  Exhibits

             The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

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  EXHIBIT
  NUMBER                                  DESCRIPTION
  -------                                 -----------
    99 Press release dated March 22, 1999 announcing that Fort Bend Holding Corp. stockholders approves merger.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FORT BEND HOLDING CORP.


Date:  March 23, 1999                   By: /s/ Lane Ward
                                           ----------------------------
                                           Lane Ward
                                           Vice Chairman, President and
                                             Chief Executive Officer

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